UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2021
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ANTARES PHARMA, INC.
(Exact name of registrant specified in its charter)
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Delaware	001-32302	41-1350192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Princeton South, Suite 300, Ewing, NJ		08628
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (609) 359-3020
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATRS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 27, 2021, the Board of Directors (the “Board”) of Antares Pharma, Inc. (the “Company”) increased the size of the Board to eight members and, upon the recommendation of the Governance and Nominating Committee of the Board, appointed Carmen Bringgold Volkart to the Board as a Class II Director. Ms. Volkart’s term will expire at the Company’s 2024 Annual Meeting of Stockholders. Ms. Volkart will also serve as a member of the Audit Committee of the Board.
Ms. Volkart will be compensated pursuant to the Company’s non-employee director compensation program previously approved by the Board including, without limitation, an initial grant of stock options with a value of $100,000 which will vest and become exercisable in full on the first anniversary of the date of grant and have an exercise price equal to the closing price (the “Closing Price”) per share of the Company’s common stock on the date of grant. The actual number of shares subject to the option will be calculated using the Closing Price and the Black-Scholes model for stock options. Ms. Volkart also will enter into an indemnification agreement with the Company substantially in the form used for other directors as disclosed in the Company’s Proxy Statement on Schedule 14A for the 2021 Annual Meeting of Stockholders.
There is no arrangement or understanding between Ms. Volkart and any other persons pursuant to which Ms. Volkart was appointed to serve as a director of the Company. There are no relationships between Ms. Volkart and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.
A copy of the Company’s press release announcing the appointment of Ms. Volkart to the Board is attached hereto as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press Release issued by Antares Pharma, Inc. on October 28, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES PHARMA, INC.
(Registrant)

Date:	October 28, 2021	By:	/s/ Peter J. Graham
		Name:	Peter J. Graham
		Title:	Executive Vice President, General Counsel, Chief Compliance Officer, Human Resources and Secretary